Exhibit 99.1 Investor Presentation September, 2020 Nasdaq: RRBI Made in Louisiana. Made for Louisiana.

Forward-Looking Statements and Non-GAAP Information This presentation contains forward-looking statements that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties, and other factors that may cause Red River Bancshares, Inc.’s (the “Company,” “RRBI,” “Red River,” “we,” or “our”) actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements include the information concerning our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends. Words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words, or such other comparable words or phrases are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about the Company’s industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, assumptions, and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Unless required by law, the Company also disclaims any obligation to update any forward-looking statements. Interested parties should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that the Company faces. For a discussion of these risks and other factors, please see the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent quarterly reports on Form 10-Q, and in other documents that we file with the Securities and Exchange Commission (“SEC”) from time to time. This presentation includes industry and trade association data, forecasts, and information that we have prepared based, in part, upon data, forecasts, and information obtained from independent trade associations, industry publications and surveys, government agencies, and other information publicly available to us, which information may be specific to particular markets or geographic locations. Some data is also based on our good faith estimates, which are derived from management’s knowledge of the industry and independent sources. Industry publications, surveys, and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Statements as to our market position are based on market data currently available to us. Although we believe these sources are reliable, we have not independently verified the information. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, we believe our internal research is reliable, even though such research has not been verified by any independent sources. This presentation contains non-GAAP financial measures, including tangible book value per share, tangible common equity to tangible assets, and PPP-adjusted metrics. The non-GAAP financial measures that we discuss in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 2

3

Company Overview . Red River Bancshares, Inc. was established in 1998 in Alexandria, Financial Highlights Louisiana; Red River Bank opened its doors in January 1999 As of and for the Six Months Ended June 30, 2020 (dollars in thousands, except per share data) . Completed IPO in May 2019 Assets $2,361,866 . Nasdaq: RRBI Loans Held for Investment $1,615,298 . Ranked 28th of banks with $1 - $5 billion in assets as of December 31, 2019 Deposits $2,069,322 (Bank Director Magazine Bank Performance Score Card) Stockholders' Equity $271,117 . Named to top 200 publicly Tangible Common Equity¹ $269,571 traded community banks by Stockholders' Equity / Assets 11.48% American Banker for 2019 Tangible Common Equity / Tangible Assets¹ 11.42% . Relationship-based approach Leverage Ratio 11.52% has yielded a diverse loan portfolio and core deposits Total Risk-Based Capital Ratio 18.22% Nonperforming Assets / Assets 0.18% . Network of 25 banking centers throughout Louisiana Net Charge-offs / Average Loans 0.07% Net Income $13,599 Return on Average Assets 1.27% Return on Average Equity 10.41% Net Interest Margin Fully Tax Equivalent (FTE) 3.26% Efficiency Ratio 56.93% Earnings Per Share (Diluted) $1.85 Book Value Per Share $37.03 Tangible Book Value Per Share¹ $36.81 Cash Dividends Per Share $0.12 Market Capitalization $321,386 ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional 4 information.

Company Strengths . Consistent financial results and steady growth . Conservative credit culture with solid asset quality . Stable, low cost core deposit base . Management and directors own 23.7% of outstanding stock as of August 31, 2020, and are aligned with shareholder interest of building share value . Continuity of leadership - four of our top executives are part of the founding management team . Efficient franchise with 25 banking centers - efficiency ratio of 56.93% for the six months ended June 30, 2020 . Focused on Louisiana markets that offer growth opportunity and loan diversification . Successfully implemented Small Business Administration’s (SBA) Paycheck Protection Program (PPP) and originated $199.0 million of PPP loans . Proven ability to grow organically . Disciplined acquisition strategy – successfully integrated two acquisitions and positioned to capitalize on future opportunities . Strong capital and liquidity positions 5

Guiding Principles . CONSERVATIVE CREDIT CULTURE . Our founding management team developed the initial credit culture, predicated upon conservative underwriting principles carried over from regional bank experience. This same team has overseen the implementation, and periodic adjustment, of these core lending tenets over our 21-year history. . EXPERIENCED BANKERS . In addition to a cohesive, long-tenured executive management team, we enjoy the benefits of an experienced group of client-facing bankers, which has resulted in steady, diversified, organic loan growth, combined with excellent asset quality metrics. . “FOOTPRINT” LENDING . Borrowers and markets are known by our bankers. . We have a low level of participations purchased and shared national credits. Our portfolio is further characterized by modest hold limits, strong oversight, and rapid response to problem loan resolution. . CONSISTENT LENDING STANDARDS . Fundamental goals continue to include prudent growth, broad diversification, and high quality performance. Underwriting standards remain consistent regardless of economic conditions. . RELATIONSHIP-DRIVEN CLIENT FOCUS . Our relationship-driven client focus, and consistent lending philosophy results in loyal loan customers who also provide stable core deposits. 6

Leadership Team • Northwest Market President • President, Chief Executive Officer and Director • Previously Credit Department Manager (Dallas) at • Founding management G. Bridges Hall, IV Hibernia National Bank • Previously Executive Vice President of Rapides Bank & Trust Company, • Joined Red River Bank in 2006 a subsidiary of First Commerce Corporation • Member of Louisiana State University Board of Supervisors from 2008 - 2020 R. Blake Chatelain • B.S. in Finance from Louisiana State University • Southeast Market President • Previously Baton Rouge Commercial Group Lender at • Executive Vice President, Chief Financial Officer and Assistant David K. Thompson IBERIABANK Secretary • Joined Red River Bank in 2015 • Founding management • Previously Manager of Financial Planning department at Whitney National Bank, in the Financial Planning and Financial Reporting departments of First Commerce Corporation, and audited • Director (Red River Bank), Executive Vice President and depository organizations and their holding companies with KPMG Chief Corporate Development Officer Isabel V. Carriere, • B.S. in Management from Tulane University • CPA and CGMA Harold W. Turner Previously Executive Vice President and Regional Chairman (Northern Region) at Hibernia National Bank • Executive Vice President – Chief Lending Officer • Joined Red River Bank in 2006 • Founding management • Previously Commercial Banker at Rapides Bank & Trust Company • Chairman of the Board of Trustees of Rapides Regional Medical • Senior Vice President and Retail Administrator Center • Previously Vice President and Retail Branch Manager at • Director of the Louisiana Banker’s Association Debbie B. Triche Rapides Bank & Trust Company • B.S. in Finance from Louisiana State University • Joined Red River Bank in 2000 Bryon C. Salazar • Executive Vice President – Private Banking, Mortgage and Investments • Senior Vice President and Director of Human Resources • Founding management • Previously Director of Human Resources at Bunkie • Previously Vice President of Rapides Bank & Trust Company Andrew B. Cutrer General Hospital • Director of the Rapides Children’s Advocacy Network and River Oaks • Joined Red River Bank in 2001 Art Center Tammi R. Salazar • B.S. in Finance from Louisiana Tech University • Senior Vice President, General Counsel and Corporate Secretary • Senior Vice President and Chief Operations Officer • Joined Red River Bank in 2010 • Previously Chief Information Security Officer at Hancock • Previously with Gold, Weems, Bruser, Sues & Rundell in Alexandria, LA Jeffrey R. Theiler Whitney Bank • Immediate Past President of the Louisiana Bar Foundation and a past • Joined Red River Bank in 2015 Chairman of the Bank Counsel Committee of the Louisiana Bankers Association Amanda W. Barnett,• B.A. in English Literature from Tulane University and J.D. from JD Louisiana State University 7

Growth and Competitive Landscape Deposits in Louisiana1 Historical Asset Growth Method As of June 30, 2019 $106.47 billion . Primarily organic growth . Red River Bank has 1.6% of Louisiana . Selective, strategic acquisitions (2003, deposits (as of June 30, 2019) 2013) . One-third of deposits in the state are held by large national banks, which are reducing their Louisiana banking center network 1Source: FDIC, Deposits as of June 30, 2019. 2IberiaBank merged with First Horizon Bank, headquartered in Memphis, TN, in July 2020. 8

Louisiana Market Overview Central Deposit Market Share . Includes Rapides and Avoyelles Parishes; part of the Alexandria As of June 30, 2019 Metropolitan Statistical Area (MSA) . Population: 169,792 Red River 1st Banking Deposit Increase . Major employers in the area include: Procter & Gamble, Crest Bank Center Deposits Banking Market Market Since Industries, Union Tank Car, and Cleco Markets Opened ($M) Centers Rank Share 2018 Northwest Central 1999 $1,018.4 9 1st 35.2% 2.5% . Includes Caddo, Bossier, and DeSoto Parishes; part of the Shreveport- Bossier City MSA Northwest 2006 $343.4 7 8th 4.6% 6.6% . Population: 394,706 . Economic drivers include gaming, manufacturing, healthcare, th military, and information technology Southeast 2013 $296.0 6 8 1.7% 13.7% . Located on the Haynesville Shale formation Southeast Southwest 2018 $8.1 2 17th 0.2% 523.1% . Includes East Baton Rouge and Ascension Parishes; part of the Baton Rouge MSA Northshore 2019 N/A 1 N/A N/A N/A . Population: 566,663 . As the state capital and home to Louisiana State University, the state Louisiana 1999 $1,665.9 25 9th 1.6% 5.6% government is the largest employer in Baton Rouge; other significant industries include the industrial construction and petrochemical sectors Unemployment Rates by Louisiana MSA Southwest 18.0% . Consists of Calcasieu Parish; part of the Lake Charles MSA Alexandria . Population: 202,445 Baton Rouge 15.0% . The Lake Charles market has had the highest growth rate of any MSA Hammond Houma-Thibodaux in the country over the last 5 years Lafayette . 12.0% Lake Charles Gaming, petrochemicals, and aircraft repair are the main drivers of Monroe the economy New Orleans-Metairie Northshore 9.0% Shreveport-Bossier City . Consists of St. Tammany Parish; part of the New Orleans–Metairie 6.0% MSA . Population: 260,419 3.0% . “Bedroom community” of New Orleans Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Source: The Louisiana Economic Outlook: 2020 and 2021; U.S. Census Bureau population estimates for 2019; FDIC, Summary Deposits as of June 30, 2019, and Louisiana Workforce Commission 9

Recent Expansion Highlights Southeast Market . 1Q19 - Completed expansion of a new market Headquarters headquarters building in Baton Rouge, Louisiana (Southeast market) . 2Q19 - Opened a loan production office in Covington, Louisiana and hired an experienced banker, expanding Red River Bank to the Northshore of Lake Pontchartrain, part of the New Orleans-Metairie MSA (Northshore market) Northshore Market Headquarters . 3Q19 - Converted the Covington loan production office to a permanent, full-service banking center and market headquarters (Northshore market) . 4Q19 - Purchased an existing banking center location in Sulphur, Louisiana (Southwest market) . 1Q20 - Opened a new banking center in Sulphur, Sulphur Banking Louisiana (Southwest market) Center . 3Q20 – Entered Acadiana market. Hired an experienced banker as Market President. Opened a new loan production office in the Lafayette, Louisiana MSA on September 17, 2020. 10

Delivery Channels and Focus . 25 Banking Centers in 5 Louisiana markets RETAIL BRANCH NETWORK . 3Q20 opened a loan production office in Acadiana market . 29 Commercial/Private Banking Officers . 32 ATMs . Average deposits per banking center1 = $82.8 million . Online banking DIGITAL CHANNELS . Mobile banking . Personal Touch 24 . Dedicated team of treasury management officers CASH MANAGEMENT . ACH, sweep, balance reporting, remote deposit capture, merchant services, positive pay, and reverse positive pay . Robust mortgage operations MORTGAGE AND BROKERAGE . Mortgage – YTD through June 30, 2020, closed 598 loans for $138.5 million, resulting in $2.8 million in revenue. YTD through June 30, 2019, closed 285 loans for $54.1 million, resulting in $1.2 million in revenue. . Red River Investments Group converted our registered broker-dealer relationship to LPL Financial in the second quarter of 2020. Assets under management at June 30, 2020, totaled $588.6 million. 1As of June 30, 2020 11

12

Basic, Conventional Balance Sheet Balance Sheet . Well capitalized with 11.52% leverage As of June 30, 2020 (in thousands) ratio Assets . $3.0 million stock buyback plan Cash and cash equivalents$ 241,351 announced on August 27, 2020 Securities available-for-sale 413,246 Loans held for investment (HFI) 1,615,298 . Strong liquidity Allowance for loan losses (14,882) . Noninterest-bearing DDAs/total deposits Intangible assets 1,546 = 41.48% Premises and equipment, net 41,465 . Loans HFI/Deposits = 78.06% Other assets 63,842 . No brokered deposits Total Assets$ 2,361,866 . Liabilities Conservative securities portfolio Noninterest-bearing deposits$ 858,397 . 62% Mortgage-backed securities Interest-bearing deposits 1,210,925 . 36% Municipal Bonds Total Deposits 2,069,322 . 2% US Agencies Other liabilities 21,427 Total Liabilities$ 2,090,749 . No subordinated debt or other Stockholders' Equity borrowings Total Stockholders' Equity 271,117 . Minimal intangible assets Total Liabilities and . Began paying quarterly dividends in the Stockholders' Equity $ 2,361,866 first quarter of 2020 13

Loan Portfolio Composition . Broad diversification by industry Loans HFI Mix As of June 30, 2020 . Highest industry concentration is in health care at 9.4% (excluding PPP loans) . Low levels of commercial real estate (CRE) relative to state, regional, and national peers . Concentration ratios as a % of risk based capital are well below bank regulatory guidelines: . Construction & Development Ratio: 55.7% . Commercial Real Estate Ratio: 147.5% Total Loans HFI ($M) Largest Industry Concentrations As of June 30, 2020 (excluding PPP Loans) $1,615 Health care 9.4% $1,439 $1,328 Construction 4.4% $1,248 $1,147 Retail Trade 4.3% Investor 1-to-4 & Multifamily 4.0% Accommodation & Food Service 3.6% Religious & Other Nonprofit 2.6% Public Administration 2.6% Energy 2.0% 2016 2017 2018 2019 2Q20 Finance & Insurance 1.8% CRE 1-4 Family Residential C&D C&I Tax-Exempt Consumer PPP Manufacturing 1.7% 14

Loans By Market . Area of largest loan origination (Central Non-PPP Loans HFI originated by geographic market2 market) has lowest unemployment of As of June 30, 2020 Louisiana’s metro areas1 . Four of our five markets have unemployment rates below state average, and all five markets have unemployment rates below national average . Little exposure to the tourism and energy driven areas of Louisiana Unemployment Rate (July 20201) 10.5% 10.0% 9.9% 9.5% 9.2% 8.2% 7.7% l Southeast Southwest Northshore Louisiana Northwest United States United Centra 1Source: Louisiana Workforce Commission data for July 2020 2Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 15

Asset Quality Asset Quality Metrics Remain Solid As of and for the quarter ended June 30, 2020 March 31, 2020 Nonperforming assets to total assets 0.18% 0.30% Allowance for loan losses to loans HFI 0.92% 0.99% Allowance for loan losses to non-PPP loans HFI1 1.05% 0.99% Net charge-offs to total average loans (QTD) 0.06% 0.00% . Nonperforming Assets (NPAs) –June 30, 2020 . NPAs ratio of 0.18% is the lowest since 2010 . NPAs decreased due to the partial pay down and ultimate charge-off of a previously classified nonaccrual energy loan . Allowance for loan losses (ALL) – June 30, 2020 . ALL ratio (excluding PPP loans) increased to 1.05%1 . Net charge-offs up due to charge-off of a previously classified nonaccrual energy loan . In 2Q20, increased provision due to expected economic pressures relating to COVID-19 pandemic . Provision Expense . In 2Q20, assessed possible impact of the economic shutdown on our loan portfolio and increased the provision expense by $1.0 million to $1.5 million . Closely monitoring asset quality and will adjust the provision for loan losses as needed in the third and fourth quarters of 2020 . Post 2Q20 Update . Expect asset quality and provision expense to be consistent with 2Q20 ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 16

Health Care Loans - 9.4% of Non-PPP Loans HFI1 . Largest industry concentration Health Care Loans by Subtype As of June 30, 2020 . Average loan size = $267,000 . No shared national credits, no real estate investment trusts, no assisted living facilities . No health care credits on Watch List . Health care deferral requests were minimal at 1.6% of non-PPP loans HFI1 and concentrated with smaller independent physician and dental practices . Health care credits with active deferrals as of June 30, 2020, were $3.7 million, or 0.3% of non- PPP loans HFI1 . Nursing care facilities operate under a certificate of need system in Louisiana ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional 17 information.

Energy Loans - 2.0% of Non-PPP Loans HFI1 . As of June 30, 2020, the energy portfolio (EP) totaled $28.0 million, or 2.0%, of non-PPP loans HFI1, down from a multi-year high of 4.2% in 2016 . Status . Performing = 95.0% or $26.6 million . Nonperforming = 5.0% or $1.4 million with none originated by Red River Bank . Originated by . Red River Bank = 68.3% or $19.1 million with $5.0 million being criticized . Participations purchased or syndicated credits = 31.7% or $8.9 million with $7.0 million being criticized . Total charge-offs in the EP since 2016 were $2.2 million . No reserve-based lending 1 Energy Loans by Service Type Energy Loans/Total Non-PPP Loans HFI As of June 30, 2020 4.2% 3.4% 2.9% 2.2% 2.0% 2016 2017 2018 2019 2Q20 ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional 18 information.

Loan Categories Most Impacted by COVID-19 June 30, 2020 . Hotel exposure Loans with Active . Only one property financed in COVID-19 Payment the tourism-driven downtown Loans Deferment Percent of Percent of New Orleans market Non-PPP Non-PPP . The remaining hotel (dollars in thousands) Amount Loans HFI1 Amount Loans HFI 1 properties in our portfolio are By Industry: located throughout Louisiana Hospitality services: Hotels and other overnight lodging$ 25,330 1.8%$ 23,830 1.7% in areas that are not primarily Restaurants - full service 9,314 0.7% 2,010 0.1% tourism-driven Restaurants - limited service 12,635 0.9% 51 - % Other 3,642 0.2% 426 - % . Restaurant exposure Total hospitality services$ 50,921 3.6%$ 26,317 1.8% Hospitality services average loan size$ 359 . Majority of restaurant credits in fast and quick service Retail trade: concepts Automobile dealers$ 36,696 2.6%$ 2,874 0.2% . Not located in tourism-driven Other retail 23,767 1.7% 1,377 0.1% Total retail trade$ 60,463 4.3%$ 4,251 0.3% areas Retail trade average loan size$ 334 . Loans collateralized by non-owner Energy$ 27,952 2.0%$ 5,505 0.4% occupied properties leased to retail Energy average loan size$ 717 establishments totaled $37.7 Total sectors $139,336 9.9% $ 36,073 2.5% million, or 2.6% of non-PPP loans HFI1 ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional 19 information.

Loan Modifications Related to COVID-19 Total Deferrals Granted Through Dates Indicated March 31, 2020 April 30, 2020 June 30, 2020 Percent of Percent of Percent of Non-PPP Non-PPP Non-PPP 1,2 1,2 1 (dollars in thousands) Amount Loans HFI Amount Loans HFI Amount Loans HFI Principal and Interest$ 3,373 0.2%$ 64,187 4.4%$ 80,560 5.7% Principal Only 109,979 7.6% 182,129 12.6% 191,591 13.4% Total Deferrals$ 113,352 7.8%$ 246,316 17.0%$ 272,151 19.1% . Implemented 90-day loan payment deferments in response to COVID-19 economic shutdowns . As of June 30, 2020 . Deferrals granted - $272.2 million, 19.1% of non-PPP loans HFI1 . Deferrals expired - $119.4 million, 8.4% of non-PPP loans HFI1 . Active deferrals- $152.8 million, 10.7% of non-PPP loans HFI1 . As of August 31, 2020 . Deferrals expired - $248.8 million, 17.5% of non-PPP loans HFI1,3 . Active deferrals - $23.4 million, 1.6% of non-PPP loans HFI1,3 . Renewed deferrals – active deferrals include approved second 90-day deferrals of $21.6 million, 1.5% of non-PPP loans HFI1,3 ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 2Loans HFI as of March 31, 2020 3Loans HFI as of June 30, 2020 20

Active Loan Modifications Related to COVID-19 (August 31, 2020) August 31, 2020 Loans with Active COVID-19 Payment Deferment Percent of Non-PPP (dollars in thousands) Amount Loans HFI 1 Hotels and other overnight lodging$ 15,539 1.1% Restaurants - full service 1,340 0.1% Other sectors 6,515 0.4% Total Active Deferrals$ 23,394 1.6% . Hotel exposure . One property financed in New Orleans, Louisiana . One property financed in Central Louisiana market . Restaurant exposure . One property located in Central Louisiana market ¹Non-GAAP measure. Loans HFI as of June 30, 2020. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 21

Paycheck Protection Program Number of Loans PPP Loans Originated Total Fee Percent of Percent of (dollars in thousands) Number PPP Loans Amount PPP Loans (24 months) Loan Size $150 or less 1,118 80.8% $ 48,576 24.4%$ 2,429 Greater than $150 to $350 136 9.8% 31,795 16.0% 1,590 Greater than $350 to less than $2,000 120 8.7% 90,438 45.4% 2,713 $2,000 to less than $4,000 10 0.7% 28,238 14.2% 282 $4,000 to $10,000 - 0.0% - 0.0% - Total PPP loans originated 1,384 100.0%$ 199,047 100.0%$ 7,014 . Red River Bank participated in the Paycheck Protection Program in the second quarter of 2020 . Originated 1,384 PPP loans totaling $199.0 million at 1.0% interest rate. Average loan size = $144,000 . PPP loan origination fees = $7.0 million (3.52% of originated PPP loans) . PPP income 2Q20 = $1.2 million with 2.99% yield (interest = $423,000 and fees = $730,000) . PPP loans as of June 30, 2020 = $192.7 million ($199.0 million loans less $6.3 million of deferred fees) . PPP loans in Louisiana as of June 30, 2020 . Louisiana Total PPP Loans1 = $7.34 billion . Red River Bank PPP Loans = $199.0 million = 2.7% of Louisiana PPP loans . Red River Bank Deposit Market Share in Louisiana2 = 1.6% of deposits . Began accepting applications for PPP loan forgiveness on September 14, 2020, and will work with borrowers to achieve forgiveness and repayment 1Source: SBA PPP Report through 6/30/2020 2Source: FDIC as of 6/30/2019 22

Attractive Core Deposit Base Deposit Mix . Noninterest-bearing deposits are 41.5% of total As of June 30, 2020 deposits . Deposits increased $341.5 million, or 19.8%, in the second quarter of 2020. Customers received funds from various government stimulus programs and deposited the proceeds from the PPP loans. There was also higher deposit account opening activity. . Core deposits1 are 95.5% of total deposits . No brokered deposits . Cost of deposits was 0.41% for the three months ended June 30, 2020 Total Deposits ($M) Noninterest-bearing Deposits ($M) $2,069 $858 $1,721 $1,646 $1,473 $1,526 $585 $548 $504 $475 2016 2017 2018 2019 2Q20 2016 2017 2018 2019 2Q20 DDA NOW Money Market Savings Time <= 250k Time > 250k 1 Core deposits are calculated as total deposits less time deposits greater than $250,000 23

24

Second Quarter 2020 Financial Results As of and for the Three Months Ended June 30, March 31, June 30, . Net income increased (dollars in thousands, except per share data) 2020 2020 2019 $109,000 from prior quarter Net income $ 6,854 $ 6,745 $ 5,538 to $6.9 million for 2Q20 Earnings per share, diluted $ 0.93 $ 0.92 $ 0.78 . EPS (diluted) was $0.93 for Cash dividends per share $ 0.06 $ 0.06 $ - Return on average assets 1.20% 1.36% 1.18% 2Q20 Return on average equity 10.30% 10.53% 9.92% . Assets increased 17.5%, or Net interest margin FTE 3.12% 3.41% 3.51% $351.2 million, to $2.36 billion Efficency ratio 56.50% 57.40% 62.81% Total assets $ 2,361,866 $ 2,010,701 $ 1,892,918 . Assets excluding PPP loans1 Loans held for investment $ 1,615,298 $ 1,447,362 $ 1,393,154 increased 7.9%, or $158.5 Noninterest-bearing deposits $ 858,397 $ 607,322 $ 576,934 million, to $2.17 billion Total deposits $ 2,069,322 $ 1,727,782 $ 1,634,590 . Net interest margin FTE Loans HFI to deposits ratio 78.06% 83.77% 85.23% decreased 29 basis points to Noninterest-bearing deposits to deposits ratio 41.48% 35.15% 35.30% 3.12% Nonperforming assets to total assets 0.18% 0.30% 0.70% Net charge-offs to average loans 0.06% 0.00% 0.00% . Nonperforming assets to Leverage ratio 11.52% 12.89% 12.83% assets ratio decreased to Book value per share $ 37.03 $ 36.08 $ 32.59 0.18% Tangible book value per share1 $ 36.81 $ 35.87 $ 32.38 ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional 25 information.

Net Interest Margin and Net Interest Income . Second quarter of 2020 was impacted by full quarter of lower interest rate environment . Net interest margin FTE decreased 29 basis points to 3.12% . Net interest income increased $868,000 duringLoan the Yield second quarter of 2020 5.00% 4.60% 4.61% 4.53% 4.50% 4.21% Net Interest Margin - FTE 4.00% 3.51% 3.55% 3.50% 3.41% 3.12% 3.00% 2.40% 2.19% Average Effective Fed Funds Rate 2.00% 1.64% 1.26% Cost of Deposits 1.00% 0.60% 0.60% 0.57% 0.58% 0.41% 0.00% 0.06% 2Q19 3Q19 4Q19 1Q20 2Q20 26

Loan Yield and Net Interest Ratios Excluding PPP Loans1 . PPP income = $1.2 million yielding 2.99% . Excluding PPP loans, net interest margin FTE decreased 28 basis points to 3.13%1 For the Three Months Ended June 30, 2020 March 31, 2020 Excluding Excluding Ratios Actual PPP loans1 Actual PPP loans1 Loan Yield 4.21% 4.34% 4.50% 4.50% Net Interest Spread 2.75% 2.79% 3.00% 3.00% Net Interest Margin 3.07% 3.08% 3.36% 3.36% Net Interest Margin FTE 3.12% 3.13% 3.41% 3.41% ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional 27 information.

Noninterest Income . Noninterest income increased $1.1 million from 1Q20 to $5.8 million for 2Q20 . Mortgage loan income increased Noninterest Income $1.1 million from 1Q20 to $1.9 For the quarter ended June 30, 2020 (dollars in thousands) million due to increased refinancing activity . Gain on sale of securities = $840,000 from portfolio restructuring transactions . Loan and deposit income increased $327,000 primarily due to $230,000 of nonrecurring loan fees . Service charges on deposit accounts decreased $510,000 due to lower customer transaction activity and temporarily reduced deposit fees . Brokerage income decreased $349,000 from 1Q20 primarily due to a conversion to a new broker-dealer partner beginning in 2Q20 28

Operating Expenses . Operating expenses increased $919,000 from 1Q20 to $12.9 million for 2Q20 Operating Expenses . 1Q20 had a $311,000 expense For the quarter ended June 30, 2020 reversal for the dissolution of an (dollars in thousands) acquired subsidiary . Personnel expense increased $298,000 due to annual merit increases and increased revenue- based commission . Regulatory assessment expense returned to normal with a 2Q20 FDIC insurance assessment . Legal and professional expenses increased due to increased collection, audit, and compliance expenses 29

30

Overview . Made landfall at approximately 1:00AM on Thursday, August 27, 2020 near Lake Charles, Louisiana . Strong Category 4 hurricane at landfall . Maintained Category 2 status through Central Louisiana . Maintained tropical storm force winds into Arkansas . Top sustained winds = 150 mph tied highest in Louisiana history . No damage to any of our locations Source: Washington Post Image: National Weather Service in Lake Charles, Louisiana 31

Business Continuity Effort . On the day of the hurricane, Red River Bank closed its banking centers in Southwest, Central, and Northeast markets; Southwest and Northshore markets remained open . Power outages of electric utility providers at start of business on Friday, August 28, 20202 . Southwest market = 98% . Central market = 74% . Northwest market = 33% . Red River Bank opened 3 branches in Central market on Friday . One of few banks to have locations open . ATMs and drive-through lanes were busy . Two days after the hurricane, we had a self-powered ATM at the Lake Charles banking center . On the Monday following the hurricane, we opened the Sulphur Banking Center . As of June 30, 2020, we had $14.3 million in deposits and $66.9 million of non-PPP loans HFI1 originated in the Southwest market . Will continue to provide full banking services to existing and new customers 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 2Source: The Daily Advertiser Image: National Weather Service 32

33

Future Plans . Continue building a strong, super-community bank serving Louisiana . Focus on assisting our customers, communities, and employees through the pandemic and economic shutdown and Hurricane Laura disaster recovery . Aggressively monitor asset quality trends and adjust provision expense as appropriate . Monitor markets for opportunity for organic growth or key acquisitions . Seek to take advantage of significant disruption in the marketplace due to mergers and acquisitions and branch closures/limited service by larger national banks . Continue to add key talent and grow customer relationships . Continue to invest in digital banking tools to provide customers the best of technology and people . Maintain stock buyback plan 34

Summary Diversified loan portfolio with solid asset quality and allowance Originated $199.0 million of PPP loans in second quarter of 2020 COVID-19 loan deferrals = $23.4 million, 1.6% of non-PPP loans HFI1 (as of August 31, 2020) Continued organic growth opportunity throughout Louisiana Well capitalized with 11.52% leverage ratio as of June 30, 2020 Consistent returns through June 30, 2020, with YTD ROA = 1.27% Made in Louisiana. Made for Louisiana. ¹Non-GAAP measure. Loans HFI as of June 30, 2020. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in 35 the Appendix for additional information.

36

Appendix 37

Non-GAAP Reconciliation As of June 30, As of March 31, As of June 30, (dollars in thousands, except per share data) 2020 2020 2019 Tangible common equity Total stockholders' equity$ 271,117 $ 264,175 $ 237,911 Adjustments: Intangible assets (1,546) (1,546) (1,546) Total tangible common equity (non-GAAP)$ 269,571 $ 262,629 $ 236,365 Common shares outstanding 7,322,532 7,322,532 7,300,246 Book value per common share$ 37.03 $ 36.08 $ 32.59 Tangible book value per common share (non-GAAP)$ 36.81 $ 35.87 $ 32.38 Tangible assets Total assets$ 2,361,866 $ 2,010,701 $ 1,892,918 Adjustments: Intangible assets (1,546) (1,546) (1,546) Total tangible assets (non-GAAP)$ 2,360,320 $ 2,009,155 $ 1,891,372 Total stockholders' equity to assets 11.48% 13.14% 12.57% Tangible common equity to tangible assets (non-GAAP) 11.42% 13.07% 12.50% 38

Non-GAAP Reconciliation As of June 30, As of March 31, As of June 30, (dollars in thousands) 2020 2020 2019 Non-PPP loans HFI Loans HFI$ 1,615,298 $ 1,447,362 $ 1,393,154 Adjustments: PPP loans, net (192,655) - - Non-PPP loans HFI (non-GAAP)$ 1,422,643 $ 1,447,362 $ 1,393,154 Assets excluding PPP loans, net Assets$ 2,361,866 $ 2,010,701 $ 1,892,918 Adjustments: PPP loans, net (192,655) - - Assets excluding PPP loans, net (non-GAAP)$ 2,169,211 $ 2,010,701 $ 1,892,918 Allowance for Loan Losses$ 14,882 $ 14,393 $ 13,591 Deposits$ 2,069,322 $ 1,727,782 $ 1,634,590 Loans HFI to deposits ratio 78.06% 83.77% 85.23% Non-PPP loans HFI to deposits ratio (non-GAAP) 68.75% 83.77% 85.23% Allowance for loans losses to loans HFI 0.92% 0.99% 0.98% Allowance for loans losses to non-PPP loans HFI (non-GAAP) 1.05% 0.99% 0.98% 39